UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 12, 2016

THE CHILDREN’S PLACE, INC.
(Exact Name of Registrants as Specified in Their Charters)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2016, the Compensation Committee of the Board of Directors of The Children's Place, Inc. (the “Company”) approved the following amendments to the Company’s 2011 Equity Incentive Plan (the “Plan”):

1.     Provided that an equity award under the Plan whose vesting is subject to the satisfaction of performance goals over a performance period shall be subject to a performance period and vesting period of not less than one year, except in the case of (i) awards made in payment of or exchange for other earned compensation, (ii) upon the occurrence of a change in control and an involuntary termination of service, (iii) termination of service due to death, disability or retirement, (iv) a substitute award that does not reduce the vesting period of the award being replaced, and (v) one or more awards covering an aggregate number of shares of Company common stock not in excess of five percent of the aggregate number of shares of Company common stock available for awards under the Plan over the Plan’s term; and

2.     Limited the aggregate fair market value of equity awards under the Plan granted in any one calendar year to any non-employee director of the Company to $250,000.

A copy of the text of the amendments to the Plan described above is attached to this Current Report on Form 8-K as Exhibit 99.1 (with the amended language indicated by underlining). The above summary of the terms and conditions of these amendments is qualified in its entirety by reference to the text of the amendments attached to this Current Report on Form 8-K as Exhibit 99.1

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 12, 2016, the Board of Directors of the Company approved an amendment to the Company’s Bylaws effective as of such date to provide proxy access rights to stockholders. Pursuant to this amendment, the Company will include nominees in its proxy materials for up to 20% of the Board of Directors, but not less than two directors, proposed by a stockholder or a group of up to 20 stockholders who have continuously owned 3% or more of the Company’s common stock for three years or more.

A copy of the text of the amendment to the Company’s Bylaws described above is attached to the Current Report on Form 8-K as Exhibit 99.2. The summary of the terms and conditions of the amendment is qualified in its entirety by reference to the text of the amendment attached to this Current Report on Form 8-K as Exhibit 99.2

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Text of Amendments to 2011 Equity Incentive Plan.
99.2	Text of Amendment to Bylaws.

*         *         *

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2016

THE CHILDREN’S PLACE, INC.

By:	/s/ Jane Elfers
Name:	Jane Elfers
Title:	President and
Chief Executive Officer

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